                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(E)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         WESTINGHOUSE AIR BRAKE COMPANY
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

[ X ]  No fee required

                         WESTINGHOUSE AIR BRAKE COMPANY

                             1001 AIR BRAKE AVENUE
                         WILMERDING, PENNSYLVANIA 15148

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS--MAY 19, 1999

To The Stockholders:

     The Annual Meeting of Stockholders of Westinghouse Air Brake Company (the "Company") will be held at the Sheraton Hotel at Station Square, Pittsburgh, Pennsylvania on Wednesday, May 19, 1999 at 2:00 p.m. (local time) for the purpose of considering and acting upon the following:

     (1) The election of three persons to serve as directors;

     (2) The ratification of the appointment of Arthur Andersen LLP as independent public accountants to audit the financial statements of the Company and its subsidiaries for the 1999 fiscal year; and

     (3) Such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The close of business on March 22, 1999 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournments thereof, and only stockholders of record on such date are entitled to receive notice of and to vote at said Annual Meeting.

     If you hold the Company's Common Stock directly, you will find enclosed a proxy card which must be completed and returned in order to vote all Common Stock which you hold. If you hold Common Stock through the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust (the "ESOP"), you will find enclosed a proxy card which must be completed and returned in order to vote all Common Stock held on your behalf by the ESOP. The Company's 1998 Annual Report to Stockholders and the Annual Report on Form 10-K for the year ended December 31, 1998 are also enclosed.

                                           By Order of the Board of Directors,

                                                     Robert J. Brooks
                                                 Chief Financial Officer
                                                      and Secretary
Wilmerding, Pennsylvania
March 31, 1999

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE GIVING OF YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE ANNUAL MEETING.

MARCH 31, 1999

                         WESTINGHOUSE AIR BRAKE COMPANY

                             1001 AIR BRAKE AVENUE
                         WILMERDING, PENNSYLVANIA 15148

                                PROXY STATEMENT

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                  May 19, 1999

                                    GENERAL

     This Proxy Statement is furnished to stockholders in connection with the solicitation by the Board of Directors of Westinghouse Air Brake Company (the "Company") of proxies in the accompanying form for use at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Sheraton Hotel at Station Square, Pittsburgh, Pennsylvania on Wednesday, May 19, 1999 at 2:00 p.m. (local time) and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned to the Company, the shares represented will be voted at the Annual Meeting and, where a choice is specified, will be voted in accordance with the specification made. Any stockholder who gives a proxy has the power to revoke it at any time before it is exercised by notice to the Secretary. A later-dated proxy will revoke an earlier proxy, and stockholders who attend the Annual Meeting may, if they wish, vote in person even though they have submitted a proxy, in which event the proxy will be deemed to have been revoked.

     The persons appointed in the proxy to vote at the Annual Meeting may vote or act in accordance with their judgment on any matters properly presented for action at the Annual Meeting.

     As of the close of business on March 22, 1999, the Company had issued and outstanding 33,928,747 shares of Common Stock, par value $.01 per share ("Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder. This proxy statement and the proxy in the accompanying form are being mailed on or about March 31, 1999 to stockholders of record as of the close of business on March 22, 1999.

     The 1998 Annual Report to Stockholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, which includes consolidated financial statements, are enclosed with this Proxy Statement.

                                     VOTING

     Stockholders of record as of the close of business on March 22, 1999 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. A majority of the shares entitled to vote, present in person or by proxy, shall constitute a quorum. For the election of directors, a plurality of all shares entitled to vote, whether present in person or by proxy, shall be sufficient to elect a director. In all other matters other than the election of directors, the affirmative vote of the majority of shares present in person or by proxy shall be sufficient to approve such other matters which come before the meeting unless more than a majority of the votes cast is required by statute or by the Company's By-Laws.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Under the proxy rules of the Securities and Exchange Commission (the "Commission"), a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

MANAGEMENT

     The directors, the chief executive officer, four other most highly compensated executive officers as of December 31, 1998, and all directors and executive officers of the Company as a group beneficially owned as of the Record Date the number of shares of Common Stock set forth in the table below. The information on beneficial ownership in the table and related footnotes is based upon data furnished to the Company by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each person named has sole voting power and sole dispositive power with respect to the shares included in the table. Shares which are described as being held in the Voting Trust (see note 2 under "Other Beneficial Owners", on page 3) have the voting and dispositive powers described in note 2 to "Other Beneficial Owners", on page 3.

                                                        SHARES OF         PERCENT
NAME                                                   COMMON STOCK       OF CLASS
----                                                   ------------       --------
William E. Kassling                                      3,551,424(1)       10.48
James P. Kelley                                          2,545,548(2)(3)     7.51
Kim G. Davis                                             2,406,000(3)(4)     7.10
Emilio A. Fernandez                                        665,072(5)        1.96
John M. Meister                                            455,216(6)        1.34
Robert J. Brooks                                           381,589(7)        1.13
Gregory T.H. Davies                                         59,192(3)           *
James C. Huntington, Jr.                                    18,000(3)           *
James V. Napier                                             12,500(3)(8)        *
All directors and executive officers as a
  group (13 persons)                                    10,405,106(9)       30.70

---------------

* Less than 1%

(1) Includes 52,105 shares beneficially owned by William E. Kassling, of which 6,500 shares are deposited in the Voting Trust. Also includes 1,443,336 shares beneficially owned by Davideco, a Pennsylvania business trust, which are all deposited in the Voting Trust. Also includes 500 shares beneficially owned by Mr. Kassling's son, beneficial ownership of which shares is disclaimed, and 3,498,819 shares held of record by the Voting Trust, of which Mr. Kassling, Robert J. Brooks and Kevin P. Conner, an executive officer of the Company, are trustees, beneficial ownership of which shares is disclaimed. See note 2 to "Other Beneficial Owners" below.

(2) Includes 105,548 shares beneficially owned by James P. Kelley. Also includes 40,000 shares beneficially owned by Vestar Capital Partners, Inc., of which Mr. Kelley is a Managing Director, beneficial ownership of which shares is disclaimed. Also includes 2,400,000 shares beneficially owned by Vestar Equity Partners, L.P., beneficial ownership of which shares is disclaimed. Vestar Associates, L.P. is the sole general partner of Vestar Equity Partners, L.P., and Vestar Associates Corporation is the sole general partner of Vestar Associates, L.P. Mr. Kelley is Managing Director of Vestar Associates Corporation.

(3) Includes options that are exercisable within 60 days of the Record Date.

(4) Includes 2,400,000 shares beneficially owned by Charlesbank Capital Partners, LLC, formerly known as Harvard Private Capital Holdings, Inc., of which Kim G. Davis is a Managing Director, beneficial ownership of which shares is disclaimed.

(5) Includes 395,476 shares beneficially owned by Emilio A. Fernandez. Also includes 257,175 shares beneficially owned by Mr. Fernandez's wife and 12,421 shares beneficially owned by his son, beneficial ownership of which shares is disclaimed.

(6) Includes 255,216 shares beneficially owned by John M. Meister, of which 250,000 shares are deposited in the Voting Trust. Also includes 200,000 shares held in trust for Mr. Meister's children, beneficial ownership of which shares is disclaimed. Mr. Meister is trustee of such trust.

(7) Includes 21,589 shares beneficially owned by Robert J. Brooks, of which 9,300 shares are deposited in the Voting Trust. Also includes 360,000 shares beneficially owned by Suebro, Inc., a Delaware holding company, which are all deposited in the Voting Trust. Does not include 3,498,819 shares held of record by the Voting Trust. Such shares are included in the reported holdings of William E. Kassling.

(8) Includes 7,000 shares beneficially owned by James V. Napier and 500 shares held in Mr. Napier's Keogh account.

(9) Includes notes 1-8.

OTHER BENEFICIAL OWNERS

     The following table sets forth information with respect to each stockholder known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock as of December 31, 1998. The information on beneficial ownership in the table and related footnotes is based upon data furnished to the Company by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each stockholder named has sole voting power and sole dispositive power with respect to the shares included in the table.

                                                              SHARES OF         PERCENT
           NAME AND ADDRESS OF BENEFICIAL OWNER              COMMON STOCK       OF CLASS
           ------------------------------------              ------------       --------
U.S. Trust Company, N.A.,                                     9,297,409(1)       27.43
  as trustee for Westinghouse Air Brake Company Employee
  Stock Ownership Plan and Trust
  515 S. Flower Street
  Suite 2700
  Los Angeles, CA 90071
RAC Voting Trust                                              3,498,819(2)       10.40
  c/o Westinghouse Air Brake Company
  1001 Air Brake Avenue
  Wilmerding, PA 15148
Charlesbank Capital Partners, LLC                             2,400,000           7.08
  600 Atlantic Avenue, 26th Floor
  Boston, MA 02210
Vestar Equity Partners, L.P.                                  2,400,000           7.08
  c/o Vestar Capital Partners, Inc.
  Seventeenth Street Plaza
  1225 17th Street, Suite 1660
  Denver, Colorado 80202
Shapiro Capital Management Company, Inc.                      2,139,500           6.31
  3060 Peachtree Road, N.W.
  Atlanta, GA 30305
First Manhattan Co.                                           1,753,950           5.17
  437 Madison Avenue
  New York, NY 10022

---------------

(1) Under the terms of the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust, U.S. Trust Company, N.A., as sole trustee for the ESOP (the "ESOP Trustee"), is required to vote the shares held by the ESOP in accordance with the instructions from the ESOP participants for all shares allocated to such participants' accounts. Shares not allocated to the account of any employee are voted by the ESOP Trustee in the same proportion as the votes for which participant instructions are given. Allocated shares for which the ESOP Trustee does not receive instructions are voted in the manner directed by the ESOP Committee, an administrative committee comprised of persons appointed by the Board of Directors of the Company (currently Messrs. Kassling, Brooks and Kevin P. Conner). As of December 31, 1998, 771,189 shares were allocated (including accrued amounts) to participants' accounts, and 8,564,811 shares were not allocated.

(2) Pursuant to the Second Amended Westinghouse Air Brake Company Voting Trust/Disposition Agreement dated as of December 13, 1995 (the "Amended Voting Trust Agreement"), certain employees of the Company have delivered their shares of Common Stock of the Company to the trustees of the Voting Trust.

    The current trustees are Messrs. Kassling, Brooks and Conner. The trustees of the Voting Trust have sole voting power with respect to all shares reported as beneficially owned by the Voting Trust. The Amended Voting Trust Agreement expires January 1, 2000 and can be terminated by an affirmative vote of two-thirds of the shares held by the Voting Trust or by the unanimous vote of the trustees.

                              PROXY PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     On February 17, 1999, the Board of Directors unanimously adopted a resolution to increase the size of the Board of Directors from seven to eight members. The members of the Nominating Committee, Robert J. Brooks, William E. Kassling and James P. Kelley, nominated Mr. Gregory T. H. Davies to fill the newly created vacancy on the Board of Directors, and the Board of Directors unanimously approved Mr. Davies' election to the Board of Directors for a term to expire at the annual meeting of stockholders in 2000 and until his successor is elected and qualified.

NOMINEES

     Three directors will be elected at the Annual Meeting to serve until the annual meeting of stockholders in 2002 and until their successors are elected and qualified or until their earlier resignation or removal. The Nominating Committee of the Board of Directors has exclusive authority to nominate persons to be elected to the Board. The Nominating Committee has nominated, and the Board has approved the nominations of, Emilio A. Fernandez, William E. Kassling and James V. Napier. The Board recommends a vote for their election. Each of the nominees has consented to be named as a nominee and to serve if elected.

     Unless authority to so vote is withheld, it is intended that the proxies solicited by the Board of Directors will be voted FOR the election of the three nominees. In the event that at the date of the Annual Meeting any of the nominees should for any reason not be available for election, the proxies solicited by the Board will be voted for the election of the other nominees and such substitute nominee as shall be designated by the Board.

     Information with respect to the three nominees, and the continuing directors is set forth in the table below. Each of Messrs. Fernandez, Kassling and Napier is presently a member of the Board of Directors. The nominees and continuing directors have held the positions shown for more than five years unless otherwise indicated.

Nominees for a term expiring in 2002:

                             DIRECTOR
         NOMINEE              SINCE            PRINCIPAL OCCUPATION; OTHER DIRECTORSHIPS; AGE
-------------------------    --------    ----------------------------------------------------------

Emilio A. Fernandez          1995        Vice Chairman of the Company since February 1998;
                                         Executive Vice President of the Company from January 1995
                                         to February 1998; President of Pulse Electronics, Inc.
                                         since prior to 1994 to January 1995; Director of Pulse
                                         Medical Instruments, Inc.; Age 54

William E. Kassling          1990        Chairman and Chief Executive Officer of the Company;
                                         Director of Aearo Corporation; Commercial Intertech, Inc.;
                                         and Scientific Atlanta, Inc.; Age 55

James V. Napier              1995        Chairman of Scientific Atlanta, Inc. since July 1994;
                                         Chairman and interim Chief Executive Officer of Scientific
                                         Atlanta, Inc. from November 1993 to July 1994; Director of
                                         Engelhard Corporation, Vulcan Materials Company, McKesson
                                         HBOC, Scientific Atlanta, Inc., Personnel Group of
                                         America, Inc. and Intelligent Systems, Inc.; Age 62

                             DIRECTOR
        DIRECTOR              SINCE            PRINCIPAL OCCUPATION; OTHER DIRECTORSHIPS; AGE
-------------------------    --------    ----------------------------------------------------------
Continuing Directors with a term expiring in 2000:

Robert J. Brooks             1990        Chief Financial Officer of the Company since prior to
                                         1994; Director of Crucible Materials Corporation; Age 54

Gregory T. H. Davies         1999        President and Chief Operating Officer of the Company from
                                         March 1998; Vice President and Group Executive of Danaher
                                         Corporation from prior to 1994 to March 1998; Age 52

Kim G. Davis                 1997        Managing Director of Charles Bank Capital Partners, LLC,
                                         formerly known as Harvard Private Capital Group, Inc.,
                                         since 1998; Private Investor from 1994 to 1998; General
                                         Partner of Kohlberg & Co. from prior to 1994; Age 45

Continuing Directors with a term expiring in 2001:

James C. Huntington, Jr.     1995        Independent businessman since prior to 1994; Formerly
                                         Senior Vice President of American Standard, Inc. prior to
                                         1994; Age 71

James P. Kelley              1990        Managing Director of Vestar Capital Partners, Inc.
                                         (private equity investment firm) since prior to 1994;
                                         Director of Reid Plastics, Inc. and Celestial Seasonings,
                                         Inc.; Age 44

VOTE REQUIRED

     Only affirmative votes are counted in the election of directors. The three nominees for election as directors at the Annual Meeting who receive the highest number of votes cast for the election of directors by the holders of the Company's Common Stock present in person or voting by proxy, a quorum being present, will be elected as directors.

COMMITTEES OF BOARD OF DIRECTORS

     In addition to the Nominating Committee, the principal committees of the Board of Directors are the Audit Committee and the Compensation Committee.

     The members of the Audit Committee are Kim G. Davis, James C. Huntington, Jr., James P. Kelley and James V. Napier. The Audit Committee may (i) make recommendations to the Board regarding the engagement of the Company's independent accountants, (ii) review the plan, scope and results of the annual audit, the independent accountants' letter of comments and management's response thereto and the scope of any non-audit services which may be performed by the independent accountants, (iii) manage the Company's policies and procedures with respect to internal accounting and financial controls and (iv) review any changes in accounting policy. The Audit Committee may also review any possible violations of the Company's business ethics and conflicts of interest policies.

     The members of the Compensation Committee are Messrs. Davis, Huntington, Kelley and Napier. The Compensation Committee may establish compensation levels for officers of the Company, review management organization and development, review significant employee benefit programs and establish and administer executive compensation programs and the Company's 1995 Stock Incentive Plan.

     The Board of Directors met seven times during 1998. The Nominating Committee met one time during 1998; the Audit Committee met two times during 1998; and the Compensation Committee met two times during 1998. All of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the Committees on which they served during 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     William E. Kassling, the Chairman and Chief Executive Officer of the Company, served on the Board of Directors of Scientific Atlanta, Inc. James V. Napier, a director of the Company, is the Chairman of Scientific Atlanta, Inc.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company do not receive a retainer or fees for attending meetings of the Board of Directors or meetings of Committees of the Board. Directors who are not employees of the Company each receive a $10,000 annual retainer, $1,000 for each meeting they attend, $750 ($1,000 for the Committee chairperson) for each Committee meeting they attend that is not held on the same day as a Board meeting and $500 for each Board or Committee meeting in which they participate by conference telephone. Directors are also reimbursed for travel expenses to and from Board and Committee meetings.

     In addition, non-employee directors participate in the 1995 Non-Employee Directors' Fee and Stock Option Plan (the "Directors' Plan") whereby each receives annually 1,000 shares of Common Stock of the Company and a nonstatutory option to purchase 5,000 additional shares upon initial election to the Board and thereafter upon any subsequent re-election. The exercise price per share of Common Stock of each option granted is 100% of the fair market value per share of the Common Stock on the date of grant, except that for any stock option granted on or prior to October 31, 1998, the exercise price will be the higher of fair market value or $14 per share. The term of each option commences on the date of grant and, unless earlier terminated in accordance with the Directors' Plan, expires ten years after such date. If a recipient is removed from the Board for cause, such recipient's options terminate on the earlier to occur of the expiration date of the options or 90 days following the date of such removal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Commission reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. These persons are required to furnish the Company with copies of all Section 16(a) reports they file.

     The Company believes that all filing requirements applicable to its directors and executive officers were complied with in 1998, other than one late transaction report by an executive officer. In making this representation, the Company has relied solely on the representations of its directors and executive officers and copies of the reports that they have filed with the Commission and provided to the Company.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning the compensation paid for services rendered in all capacities to the Company for the last three fiscal years to those persons who were, as of December 31, 1998, the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                ANNUAL COMPENSATION         COMPENSATION
                                                -------------------   -------------------------
                                                                                     SECURITIES
               NAME AND                                                RESTRICTED    UNDERLYING      ALL OTHER
          PRINCIPAL POSITION             YEAR    SALARY     BONUS     STOCK AWARDS    OPTIONS     COMPENSATION(1)
          ------------------             ----    ------     -----     ------------   ----------   ---------------
William E. Kassling                      1998   $406,922   $371,000           --      106,880         $56,795
  Chief Executive Officer                1997    387,872    259,700           --           --          55,091
                                         1996    350,000    114,000           --      146,250          41,924
Gregory T.H. Davies(2)                   1998   $278,054   $250,000     $372,188      185,500         $23,819
  President and                          1997         --         --           --           --              --
  Chief Operating Officer                1996         --         --           --           --              --
Emilio A. Fernandez                      1998   $160,384   $215,710           --           --         $12,651
  Vice Chairman                          1997    211,482    208,592           --           --          23,021
                                         1996    195,348    147,000           --       99,206          10,000
John M. Meister                          1998   $214,166   $126,810           --       53,440         $32,656
  Executive Vice President;              1997    179,199    125,187           --           --          28,468
  Transit Products Group                 1996    159,509     72,000           --       73,125          23,906
Robert J. Brooks                         1998   $177,952   $163,244           --       53,440         $28,603
  Chief Financial Officer                1997    173,467    114,271           --           --          28,626
                                         1996    154,004     50,000           --       73,125          23,540

---------------

(1) Includes split dollar life insurance premiums paid by the Company on behalf of the following executives: Mr. Kassling, ($12,355); Mr. Meister ($8,800) and Mr. Brooks ($9,027). Also includes the fair market value, at the time of the award, of shares awarded pursuant to the 1997 Executive Retirement Plan to the following executives: Mr. Kassling ($44,440); Mr. Davies ($13,396); Mr. Meister ($23,856) and Mr. Brooks ($19,576). Also includes amounts contributed by the Company to the ESOP for the account of the following executives: Mr. Fernandez ($12,651) and Mr. Davies ($10,423).

(2) Mr. Davies began working for the Company on February 26, 1998. On an annualized basis for 1998, Mr. Davies' salary was $300,000. Mr. Davies was awarded 15,000 shares of restricted Common Stock on February 26, 1998, the value of such award was $372,188 on the date of the grant, and the value of such award was $366,563 as of December 31, 1998. The shares will vest over a three year period as follows: 6,000 shares on February 26, 1999; 7,000 shares on February 26, 2000 and 2,000 shares on February 26, 2001.

OPTION GRANTS IN 1998

     The following table sets forth as to the individuals named in the Summary Compensation Table information with respect to the stock options granted during 1998 under the 1995 Stock Incentive Plan.

                            OPTIONS GRANTED IN 1998

                                                  % OF TOTAL
                                                   OPTIONS
                                 NO. OF SHARES    GRANTED TO
                                  SUBJECT TO      EMPLOYEES     EXERCISE                          GRANT DATE
             NAME               OPTIONS GRANTED    IN 1998     PRICE/SHARE   EXPIRATION DATE   PRESENT VALUE(3)
             ----               ---------------   ----------   -----------   ---------------   ----------------
William E. Kassling                 106,880(1)      13.14        $20.00         10/09/08           $965,351
  Chief Executive Officer
Gregory T.H. Davies                  75,000(2)       9.22        $24.81         02/26/08           $734,903
  President and                     110,500(1)(2)   13.58        $20.00         10/09/08           $954,959
  Chief Operating Officer
Emilio A. Fernandez                       0             0             0               --                  0
  Vice Chairman
John M. Meister                      53,440(1)       6.57        $20.00         10/09/08           $482,675
  Executive Vice President;
  Transit Products Group
Robert J. Brooks                     53,440(1)       6.57        $20.00         10/09/08           $482,675
  Chief Financial Officer

---------------

(1) The option grants were made on October 9, 1998 pursuant to the 1995 Stock Incentive Plan. The options become fully exercisable on October 9, 2008 but are subject to early exercisablity based on the attainment of certain performance targets.

(2) The option grant was made on February 26, 1998 pursuant to the 1995 Stock Incentive Plan. The options vest in four equal annual installments beginning on the date of grant.

(3) Based on the Black-Scholes option pricing model adopted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price at the time of exercise over the exercise price on the date the option is exercised. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model were calculated based on the following assumptions:

(a) Grant Price:                   $24.81 for options granted on February 26, 1998
                                   $20.00 for options granted on October 9, 1998
(b) Exercise Date:                 On the date of expiration
(c) Risk-Free Interest Rate:       4.56%
(d) Volatility:                    29.10%

     The following table sets forth as to the persons named in the Summary Compensation Table information with respect to (i) the stock options exercised during 1998, (ii) the net value realized upon such exercises, (iii) the number of shares covered by unexercised stock options held at December 31, 1998 and
(iv) the value of such unexercised options at December 31, 1998.

    AGGREGATED OPTION EXERCISES IN 1998 AND DECEMBER 31, 1998 OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                    SHARES                        OPTIONS AT            IN-THE-MONEY OPTIONS AT
                                   ACQUIRED      VALUE         DECEMBER 31, 1998         DECEMBER 31, 1998(1)
              NAME                ON EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
              ----                -----------   --------   -------------------------   -------------------------
William E. Kassling                    0           $0                0/253,130               $0/1,867,239
  Chief Executive Officer
Gregory T.H. Davies                    0           $0           47,000/138,500               $  0/432,025
  President and Chief Operating
  Officer
Emilio A. Fernandez                    0           $0                 0/99,206               $  0/983,131
  Vice Chairman
John M. Meister                        0           $0                0/126,565               $  0/933,619
  Executive Vice President;
  Transit Products Group
Robert J. Brooks                       0           $0                0/126,565               $  0/933,619
  Chief Financial Officer

---------------

(1) Options to Messrs. Kassling, Fernandez, Meister and Brooks were granted in 1996 and 1998. The exercise price of the options granted in 1996 are $14.00 per share and the exercise price of the options granted in 1998 are $20.00 per share. As of December 31, 1998, the fair market value of the Company's Common Stock was $23.91 per share. Consequently, these options are "in-the-money" for purposes of the chart. Options were granted to Mr. Davies in February and October 1998, and the exercise prices are $20.00 per share and $24.81 per share, respectively. Accordingly, the 75,000 options granted to Mr. Davies in February 1998 are not "in-the-money" for purposes of the chart.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement in whole or in part, the following report and the Stock Performance Graph on page 11 shall not be incorporated by reference into any such filings.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee is comprised entirely of non-employee members of the Board of Directors. The Compensation Committee's principal responsibility is to review, recommend and approve changes to the Company's compensation policies and programs. The Compensation Committee is also responsible for reviewing and approving all compensation actions for the Chief Executive Officer and the other executive officers.

     The Company's compensation plan has three components: base salaries and bonuses, benefit plans and long-term incentives.

     Base Salaries and Bonuses. The base salaries and bonuses of the executive officers are established each year by the Board of Directors upon the Committee's recommendations. Base salaries are determined at the commencement of each fiscal year, and bonuses are awarded after the Company's financial results for the fiscal year have become available.

     Executive officers' (including the five executive officers named herein) base salaries depend primarily upon their offices and responsibilities and are reviewed annually. William E. Kassling is the only executive officer who has an employment agreement with the Company. That agreement entitles Mr. Kassling to a base salary and an incentive bonus of up to 100% of his base salary based upon the Company's achievement of certain targeted consolidated net income levels. Mr. Kassling is also eligible for additional incentive bonuses attributable to superior performance at the discretion of the Board of Directors. The Compensation Committee reviews and approves Mr. Kassling's salary annually.

     The Committee reevaluated its philosophy this year with respect to bonuses to be paid to executives in 1999. Bonuses to be paid in 1999 will be determined based on two factors established by each executive and his supervisor or the Board of Directors. The first factor measures whether the Company and related divisions have attained certain financial results for the fiscal year in question. The second factor measures whether an executive has attained certain goals agreed to by the executive and his supervisor and the Board of Directors. There are guidelines as to the payment of bonuses if the criteria are met, although the Committee may exercise its discretion with respect to such guidelines. The Committee believes that the new plan will encourage the Company and its executives to establish more ambitious goals and increase teamwork, productivity and profitability.

     Under the 1997 Executive Retirement Plan, the Company may award stock bonuses to certain eligible employees including certain executives who do not participate in the ESOP. The stock bonuses granted under the 1997 Executive Retirement Plan are issued from the Company's treasury shares. The amount awarded monthly is based on the "Covered Compensation" of each eligible employee, as such term is defined in the ESOP. The Compensation Committee believes it is appropriate to allow executives to participate in benefits similar to those provided to other employees under the ESOP. Of the executive officers named herein, Messrs. Kassling, Davies, Meister and Brooks participated in 1997 Executive Retirement Plan during 1998 and were awarded shares with a fair market value, at the time of the award, of $44,440, $13,396, $23,856 and $19,576, respectively. Messrs. Davies and Fernandez are the only executive officers named herein who were eligible to participate in the ESOP during 1998. The Company contributed shares of Common Stock to the ESOP for the accounts of Messrs. Fernandez and Davies with a fair market value, at the time of the allocation, of $12,651 and $10,423, respectively.

     Under the 1998 Employee Stock Purchase Plan, employees of the Company may purchase shares of the Company's Common Stock. Under the terms of the Plan, employees of the Company are eligible to periodically purchase shares of the Company's Common Stock at a purchase price equal to 85% of the fair market value of the stock, and to finance such purchases through periodic payroll deductions. The Committee believes that the Plan promotes the continued success of the Company by encouraging its employees to have increased awareness of and commitment to the Company's corporate-wide goals and objectives. Messrs. Kassling, Davies and Brooks are the only executive officers named herein who elected to participate in the plan during 1998, purchasing shares of common stock with an aggregate fair market value, at the time of purchase of $21,250, $20,104 and $7,086, respectively.

     Long-Term Incentives. Under the 1995 Stock Incentive Plan, the Compensation Committee may grant long term incentives to employees by granting stock options and making restricted share awards. The Committee views stock options and restricted share awards as beneficial incentives to hire and retain executives and to provide executives with greater incentive to increase their efforts to make the Company and its subsidiaries more successful. The Committee believes stock options and restricted share awards are particularly useful long-term incentives because such options and awards connect the interests of employees to those of the Company's stockholders through common ownership of the Company's Common Stock. The decision to grant stock options and make restricted share awards is based upon an individual's job level.

     Other. The executive officers may participate in the Company's Section 401(k) Plan. The Company provides certain perquisites and other personal benefits to certain of its employees, including its executive officers, which in the aggregate are not significant.

                                          Respectfully submitted,

                                          /s/ Kim G. Davis
                                          /s/ James C. Huntington, Jr.
                                          /s/ James P. Kelley
                                          /s/ James V. Napier

STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following line graph compares the cumulative total stockholder return among the Company's Common Stock, the Standard & Poor's 500 Stock Index (the "S&P Stock Index") and a peer group of manufacturing companies selected by the Company. The Company believes that the business and operations of the peer group members closely resemble those of the Company. The graph assumes a $100 investment as of June 16, 1995 (the date the Company's shares were publicly listed on the New York Stock Exchange) in the Company's Common Stock, the S&P Stock Index and the peer group and assumes the reinvestment of dividends. Returns for the month of June 1995 have been prorated.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
          AMONG THE COMPANY, S&P 500 STOCK INDEX AND PEER GROUP INDEX

                                  WESTINGHOUSE AIR BRAKE
                                     COMPANY ('WABCO')                S&P 500                   PEER GROUP
                                  ----------------------              -------                   ----------
'6/16/95'                                 100.00                      100.00                      100.00
'1995'                                     75.97                      117.10                       78.36
'1996'                                     90.59                      143.99                       87.34
'1997'                                    184.30                      192.03                      147.43
'1998'                                    176.06                      246.91                      156.05

     The peer group includes publicly traded manufacturing companies engaged in lines of business similar to the Company. The peer group consists of the following companies: ABC Rail Products Corp., Atchison Casting Corp., The Greenbrier Companies, Harmon Industries, Ltd., Johnstown America Corp., MotivePower Industries (formerly MK Rail Corp.), Railworks Corp., and Varlen Corporation. Railworks Corp., which recently became publicly traded, replaced Portec Inc., which was acquired by a privately held company in 1998 and is no longer publicly traded.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PULSE NOTES

     In payment for the acquisition of substantially all of the assets and related liabilities of Pulse Electronics, Inc. and Pulse Embedded Computer Systems, Inc. (collectively, "Old Pulse") in January 1995 (the "Pulse Acquisition"), the Company issued a subordinated promissory note in the amount of $17 million in favor of certain former shareholders of Old Pulse including Emilio A. Fernandez, a director and executive officer of the Company, and members of his immediate family (the "Pulse Note"). The Pulse Note matures on January 31, 2004. Interest thereon is payable semiannually. Interest will accrue until January 31, 2001 at the per annum rate of 9.5%, and from February 1, 2001 until January 31, 2004 at the prime rate charged by Chase on December 31, 2000 plus 1% (with a maximum adjustment rate of 2%).

PULSE LEASE

     In connection with the Pulse Acquisition, the Company assumed a lease agreement between Old Pulse and Jollo Associates Limited Partnership ("Jollo") covering a 37,000 square foot building. Jollo is a Maryland limited partnership in which Mr. Fernandez, his wife and certain other former shareholders of Old Pulse are the sole partners. The lease expires December 31, 2002. Total rent paid under the lease in 1998 was $390,000.

EMPLOYMENT AGREEMENT

     The Company and Mr. Kassling have entered into an employment agreement pursuant to which Mr. Kassling received a base salary of $406,922 in 1998. Mr. Kassling is also entitled to an incentive bonus payment and certain other perquisites and benefits.

STOCKHOLDERS AND VOTING TRUST AGREEMENTS

     As of December 31, 1998, ownership of the Company's Common Stock was held in the following approximate percentages: by management and the ESOP (58%), Vestar Equity Partners, L.P. ("Vestar") (7%), Charlesbank Capital Partners, LLC ("Charlesbank") (7%), American Industrial Partners Capital ("AIP") (3%), and all others including public shareholders (25%). A Stockholders Agreement exists among certain members of management, Vestar, Charlesbank, AIP and the Company that provides for, among other things, the composition of the Board of Directors as long as certain minimum stock percentages are maintained.

     The Company has also entered into a Registration Rights Agreement with Charlesbank, AIP, the Voting Trust, Vestar and certain individual shareholders (collectively, the "Holders"). This agreement provides that each of Charlesbank, the Voting Trust and Vestar may make demands at various times for registration of their respective shares so as to permit the sale of the shares in the public market. All Holders also have incidental or "piggyback" rights to request registration of their respective shares if the Company is registering shares for sale for the Company's account.

     Those shareholders comprised of the active original management owners are parties to the Amended Voting Trust Agreement. The Voting Trust provides for, among other matters, the stock to be voted as one block and restrictions on the sale or transfer of such stock. The Amended Voting Trust Agreement expires on January 1, 2000 and can be terminated by an affirmative vote of two-thirds of the shares held by the trust. In connection with the Voting Trust, the Company has entered into an Indemnification Agreement with the trustees, which is covered by the Company's directors and officers liability insurance.

     The shares held by the ESOP (established January 31, 1995) are subject to the terms of the related ESOP loan and pledge agreement and Employee Stock Ownership Trust Agreement and Plan.

     The Company believes that each of the transactions above contains terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms' length basis.

                              PROXY PROPOSAL NO. 2

           RATIFICATION OF APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

     On February 18, 1999, the Board of Directors appointed Arthur Andersen LLP as independent public accountants to audit the books and records of the Company and its subsidiaries for the year ending December 31, 1999. Arthur Andersen LLP served as the Company's independent public accountants for the year ended December 31, 1998. Although the appointment of independent public accountants is not required to be approved by stockholders, the Board of Directors believes that stockholders should participate in such selection through ratification. If the stockholders fail to ratify Arthur Andersen LLP as the independent public accountants, the Board of Directors will reconsider its selection.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and, while they are not expected to make a statement, they will have the opportunity to do so if they desire. They will also be available to respond to appropriate questions.

VOTE REQUIRED

     Adoption of the proposal requires the approval of a majority of the votes cast. Abstentions from voting by a stockholder present in person or represented by proxy and entitled to vote and broker non-votes are not votes cast "for" or "against" the proposal and are therefore not counted in determining whether the required vote for ratification has been obtained.

     IT IS INTENDED THAT THE PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

                                 OTHER MATTERS

     No business other than that set forth above is expected to come before the Annual Meeting or any adjournment thereof. Should other business properly come before the Annual Meeting or any adjournment thereof, the proxy holders will vote upon the same according to their discretion and best judgment.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to the solicitation of proxies by mail, the officers and regular employees of the Company may solicit proxies in person or by telephone or telegraph. ChaseMellon Shareholder Services, L.L.C. will forward proxy soliciting material and the Company's 1998 Annual Report to Stockholders to the beneficial owners of the shares of the Company's Common Stock held of record by them at an approximate cost of $13,000. In addition, other nominees, custodians or fiduciaries will forward proxy soliciting material and the Company's 1998 Annual Report to Stockholders to the beneficial owners of the shares of the Company's Common Stock held of record by them, and the Company will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so.

        STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING TO BE HELD IN 2000

     The Board of Directors does not know of any other business that may be presented for consideration at the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of those named in the Proxies solicited hereby to vote the shares represented by such Proxies in accordance with their judgement on such matters.

     A proposal submitted by a stockholder for the regular annual meeting of stockholders to be held in 2000 must be received by the Secretary, Westinghouse Air Brake Company, 1001 Air Brake Avenue, Wilmerding, Pennsylvania 15148 on or prior to December 3, 1999 in order to be eligible for inclusion in the Company's Proxy Statement for that annual meeting. In connection with the 2000 Annual Meeting of Stockholders, if the Company does not receive notice of a matter or proposal to be considered (whether or not the proponent thereof intends to include such matter or proposal in the proxy statement of the Company) on or before February 2, 2000 then the persons appointed by the Board of Directors to act as the proxies for such annual meeting will be allowed to use their discretionary voting authority with respect to any such matter or proposal at such annual meeting, if such matter or proposal is raised at such annual meeting.

                                           By Order of the Board of Directors,

                                                     Robert J. Brooks
                                                 Chief Financial Officer
                                                      and Secretary

                         WESTINGHOUSE AIR BRAKE COMPANY
--------------------------------------------------------------------------------


                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                      SOLICITED BY THE BOARD OF DIRECTORS
              SHERATON AT STATION SQUARE, PITTSBURGH, PENNSYLVANIA
                WEDNESDAY, MAY 19, 1999 - 2:00 P.M.(LOCAL TIME)


     The undersigned stockholder of WESTINGHOUSE AIR BRAKE COMPANY (the "Company") does hereby appoint WILLIAM E. KASSLING and ROBERT J. BROOKS, and each of them acting individually, with full power of substitution, as proxies of the undersigned to vote at the Annual Meeting of Stockholders of the Company, to be held May 19, 1999 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to vote, on the matters set out on the reverse side of this proxy card and described in the Proxy Statement and, in their discretion, on any other business which may properly come before the Annual Meeting.

     The undersigned stockholder hereby revokes all previous proxies for the Annual Meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated March 31, 1999, and of the Annual Report to Stockholders for 1998.

     You are urged to return promptly this proxy card in the enclosed envelope whether or not you expect to attend the Annual Meeting in person so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting.

     The shares represented by this proxy card will be voted as directed by the stockholder. If this proxy card is executed but no direction is given, such shares will be voted "FOR" items 1 and 2.


               (Continued and to be signed on the reverse side.)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------


                         WESTINGHOUSE AIR BRAKE COMPANY

           VOTING INSTRUCTIONS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         SOLICITED BY THE ESOP TRUSTEE
              SHERATON AT STATION SQUARE, PITTSBURGH, PENNSYLVANIA
                WEDNESDAY, MAY 19, 1999 - 2:00 P.M. (LOCAL TIME)


     The undersigned participant in the WESTINGHOUSE AIR BRAKE COMPANY EMPLOYEE STOCK OWNERSHIP PLAN (the "ESOP") does hereby instruct the ESOP Trustee to vote at the Annual Meeting of Stockholders of Westinghouse Air Brake Company (the "Company"), to be held May 19, 1999 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to provide instructions, on the matters set out on the reverse side of this card and described in the Proxy Statement and, in its discretion, on any other business which may properly come before the Annual Meeting.

     The Undersigned participant hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement both dated March 31, 1999, and of the Annual Report to Stockholders for 1998.

     The shares represented by this card will be voted as directed by the participant. If this card is executed but no direction is given or if such direction is not received by the ESOP Trustee on or before May 17, 1999, such shares will be voted in accordance with the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust.


                (Continued and to be signed on the reverse side)


--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

------------------------------------------------------------------------------------------------------------------------------------
    The Board of Directors recommends a vote FOR Items 1 and 2.                                                    Please mark   [X]
                                                                                                                   Your votes as
                                                                                                                   indicated in
                                                                                                                   this example
ITEM (1) - Election of the following three Directors for a term expiring in 2002 Emilio A. Fernandez, William E. Kassling
           and James V. Napier
                                                                      A vote FOR includes discretionary authority
                                                                      to vote for a substituted nominee if any of
                                                                      the nominees listed becomes unable to serve
       FOR all Nominees          WITHHOLD AUTHORITY                   or for good cause will not serve.
       (except as shown           to Vote for All
         to the right)               Nominees                         (To withhold authority to vote for one or more
                                                                      such nominees, write such nominees' name(s) on
             [ ]                       [ ]                            the line below.)

                                                                      ______________________________________________

ITEM (2) - The ratification of the appointment of
           Arthur Anderson LLP as independent
           public accountants of the Company for
           the 1999 fiscal year.

           FOR            AGAINST         ABSTAIN

           [ ]              [ ]             [ ]
                                                               ---               Please date and sign exactly as your name appears
                                                                  |              hereon and return in the enclosed envelope. If
                                                                  |              acting as attorney, executor, administrator,
                                                                  |              guardian or trustee, please so indicate with
                                                                                 your full title when signing. If a corporation,
                                                                                 please sign in full corporate name, by duly
                                                                                 authorized officer. If shares are held jointly,
                                                                                 each stockholder named should sign.


Signature(s)_________________________________________ Signature(s)_________________________________________ Date___________________
NOTE: Please sign exactly as name appears on hereon. Joint owners shall each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such

------------------------------------------------------------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                             NOTICE TO PARTICIPANTS
                                     IN THE
                         WESTINGHOUSE AIR BRAKE COMPANY
                                RAC VOTING TRUST

Dear Voting Trust Participant:

     Enclosed with this notice is Westinghouse Air Brake Company's Proxy Statement and its 1998 Annual Report to Stockholders. These materials refer to the Annual Meeting of Stockholders which will be held on May 19, 1999. The Annual Meeting is being called for the purpose of (i) electing three nominees for the Board of Directors and (ii) ratifying the appointment of Arthur Andersen LLP as independent public accountants for the 1999 fiscal year, as well as considering any other matters that may properly come before the Meeting.

     As a Voting Trust Participant and stockholder you are cordially invited to attend the Annual Meeting, and I hope that you will make an effort to do so. As you know, by the terms of the Second Amended WABCO Voting Trust/Disposition Agreement dated as of December 13, 1995 by which we deposited our shares in the Voting Trust, we agreed that the Trustees of the Voting Trust will be responsible for voting the shares we have delivered to the Trust. Accordingly, a proxy card has not been included with the enclosed materials.

     Thank you for your continued cooperation and for your faith in the success of our joint efforts.

                                          Sincerely,

                                          William E. Kassling
                                          Chairman and Chief Executive Officer

                            U.S. TRUST COMPANY, N.A.

                             NOTICE TO PARTICIPANTS
                                     IN THE
                         WESTINGHOUSE AIR BRAKE COMPANY
                         EMPLOYEE STOCK OWNERSHIP PLAN

Dear ESOP Participant:

     Enclosed with this notice is a Proxy Statement with respect to the Annual Meeting of Stockholders of Westinghouse Air Brake Company (the "Company") to be held on May 19, 1999 (the "Annual Meeting"), along with the Company's 1998 Annual Report to Stockholders. The Annual Meeting will be for the purpose of (i) electing three nominees for the Board of Directors and (ii) ratifying the appointment of Arthur Andersen LLP as independent public accountants for the 1999 fiscal year. The Proxy Statement has been prepared by the Board of Directors of the Company in connection with the business to be transacted at the Annual Meeting. THE ITEMS TO BE PRESENTED AT THE ANNUAL MEETING ARE IMPORTANT AND ARE DESCRIBED IN THE PROXY MATERIALS BEING ENCLOSED WITH THIS NOTICE.

DIRECTIONS TO THE TRUSTEE

     Only U.S. Trust Company, N.A., as trustee (the "Trustee") of the Westinghouse Air Brake Company Employee Stock Ownership Plan (the "ESOP"), can vote the shares of the Company's stock (the "Shares") held by the ESOP. However, under the terms of the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust, you, as a participant in the ESOP, are entitled to instruct the Trustee how to vote.

     Enclosed with this notice is a confidential voting instruction card which is provided to you for the purpose of instructing the Trustee how to vote the Shares concerning the above matters, which are described in the enclosed Proxy Statement. Your interest in these matters is important. Please take the time to complete the voting instruction card and return it to the Trustee. You may instruct the Trustee to vote for, against, or to abstain from approval of such matters. If you do not provide instructions to the Trustee, your Shares will be voted in accordance with the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust.

     The Trustee will vote all shares of the ESOP in accordance with the instructions set forth on the voting instruction cards which are received by the Trustee on or before May 17, 1999, unless the Trustee determines such instructions are contrary to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

CONFIDENTIALITY

     How you vote will not be revealed, directly or indirectly, to any officer, any other employee or any director of the Company or to anyone else, except as otherwise required by law. You should, therefore, instruct the Trustee to vote the Shares in the manner you think best.

VOTING DEADLINE

     Because of the time required to tabulate voting instructions from participants before the Annual Meeting, the Trustee must establish a cut-off date for receiving your instruction card. The cut-off date established by the Trustee is 5:00 P.M. Eastern Time on May 17, 1999. The Trustee cannot insure that instruction cards received after the cut-off date will be tabulated. Therefore, it is important that you act promptly and return your instruction card on or before May 17, 1999, in the envelope provided for your convenience. If the Trustee does not receive timely instructions from you with respect to your Shares, the Trustee will vote such Shares in the manner directed by the ESOP Committee, which is currently comprised of William E. Kassling, Robert J. Brooks, and Kevin P. Conner.

     If you also hold shares of Common Stock of the Company directly and not through the ESOP, you will receive, under separate cover, proxy solicitation materials including a proxy card. That card should be used to vote the shares you hold directly and CANNOT be used to direct the voting of shares held by the ESOP.

FURTHER INFORMATION

     If you have questions regarding this information provided to you, you may contact the Trustee at (800) 535-3093 between 11:30 A.M. and 7:00 P.M. Eastern Time, Monday through Friday.

     Your ability to instruct the Trustee how to vote your Shares is an important part of your rights as an ESOP participant. Please consider the enclosed material carefully and then furnish your voting instructions promptly.

Dated March 31, 1999

                                          U.S. Trust Company, N.A.,
                                          as Trustee of
                                          WESTINGHOUSE AIR BRAKE COMPANY
                                          EMPLOYEE STOCK OWNERSHIP PLAN